Clear Course for Profitable Growth 1Q 2025 Earnings Call May 6, 2025

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, intentions, plans, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Forward-looking statements in this presentation include the Company's expectations regarding net sales, adjusted EBITDA, and free cash flow for the year ended December 31, 2025. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2024, and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to successfully optimize our commercial channels, (vii) our success in defending legal proceedings brought against us, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligation to update, and expressly disclaim any duty to update, our forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law. The Company is unable to provide expectations of GAAP net income (loss), the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict, without unreasonable efforts, the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Non-GAAP Financial Measures Management uses certain non-GAAP financial measures in this presentation, most specifically Adjusted EBITDA, Adjusted Gross Margin, Adjusted Net Income and Free Cash Flow, as a supplement to GAAP financial measures to further evaluate the Company’s operating performance period over period, analyze the underlying business trends, assess performance relative to competitors and establish operational objectives.  Management believes it is important to provide investors with the same non-GAAP metrics it uses to evaluate the performance and underlying trends of the Company’s business operations to facilitate comparisons to its historical operating results and evaluate the effectiveness of its operating strategies. Disclosure of these non-GAAP financial measures also facilitates comparisons of the Company’s underlying operating performance with other companies in the industry that also supplement their GAAP results with non-GAAP financial measures. Unless noted otherwise, full-year guidance is based on the current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year. These non-GAAP financial measures should not be considered in isolation from, or as replacements for, the most directly comparable GAAP financial measures, as these measures are not prepared in accordance with U.S. GAAP. Reconciliations between GAAP and non‐GAAP results are included at the end of this presentation and represent the most comparable GAAP measure(s) to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form 8-K regarding its first quarter 2025 press release filed on May 6, 2025 with the SEC and available on the SEC's website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com. The Company’s non-GAAP financial measures for both the three months ended March 31, 2025 and 2024, have been adjusted to eliminate the financial effects of the Company’s decision to discontinue its M6 product lines. Accordingly, previously reported figures for 2024 have been recast to reflect the financial impact of this decision. Amounts may not add due to rounding.

TAKE OWNERSHIP INNOVATE BOLDLY WIN TOGETHER The unrivaled partner in Med Tech, delivering exceptional experiences and life-changing solutions. 4

ORTHOFIX TODAY

Healing Musculoskeletal Pathologies in Spine and Orthopedics with Specialized Solutions and Enabling Technologies

Key Stats

Founded	1980
Employees	1,600+
NASDAQ	OFIX

- **~$538M** Market-Cap[1]
- **~$75.7M** TTM Adjusted EBITDA[2]
- **~71.5%** TTM Adjusted Gross Margin[2]
- **~$60.5M** Cash, Cash Equivalents, and Restricted Cash[2]

TTM Net Sales[2] by Business

- Bone Growth Therapies
- Spinal Implants, Biologics, and Enabling Technologies
- Orthopedics



16%
30%
~$783M
54%

Global Presence

TTM Net Sales[2] by Geography

- Office
- Manufacturing / Distribution
- 3rd-Party Logistics



HQ
Lewisville, TX
~84%
U.S.
~16%
Int'l

Unrivaled Partner in Med Tech Delivering Exceptional Experiences and Life-Changing Solutions

Note: TTM = Trailing 12 Months. [1] 5/2/2025. [2] As of March 31, 2025; All figures exclude the impact of net sales related to the discontinuation of the M6 product lines.

5

We are focused on three strategic priorities to drive market share gains in our spine business and build a fast-growing orthopedics business specifically focused on limb reconstruction. First, further sharpening our commercial execution to drive deeper market penetration through our comprehensive portfolio offerings, including the adoption of our 7D FLASH™ Navigation System; second, implementing projects to improve our gross margin; and finally, focusing on disciplined capital allocation, adjusted EBITDA expansion, and positive free cash flow generation, ensuring we are well-positioned to create long-term value for our shareholders in 2025 and beyond. “ Massimo Calafiore President & Chief Executive Officer ” 6 1 The Company’s non-GAAP financial measures have been adjusted to eliminate the financial effects of the Company’s decision to discontinue its M6 product lines. 2 Constant Currency is calculated by applying foreign currency rates applicable to the comparable, prior-year period to present the current period net sales at comparable rates. Same sales day metrics normalize results for variations in the number of selling days between periods based upon average sales per day. 3 The reasons for and nature of non-GAAP disclosures by the Company, descriptions of the adjustments used to calculate those non-GAAP financial measures, and reconciliations of those non-GAAP financial measures to the most comparable GAAP financial measure, are provided in the Company’s press release issued and Quarterly Report on Form 10-Q filed on May 6, 2025..4 Spine Fixation is comprised of the Company's Spinal Implants product category, excluding motion preservation product offerings. Q1 2025 Financial Highlights $11.4M Non-GAAP Pro Forma Adjusted EBITDA1,3 $3.8M YoY increase and ~200 bps margin expansion $(25.1)M Free Cash Flow3 Continued positive YoY progress 4% U.S. Spine Fixation4 YoY Net Sales Growth 5% growth YoY on same sales day basis2 5% Bone Growth Therapies YoY Net Sales Growth 7% growth YoY on same sales day basis2 70.3% Non-GAAP Pro Forma Adjusted Gross Margin1,3 Compared to 70.3% reported for Q1 2024  $189.2M Pro Forma Net Sales1 6% growth YoY on same sales day constant currency basis1,2 10% U.S. Orthopedics YoY Net Sales Growth 12% growth YoY on same sales day basis2

7 Continuing to execute the priorities that we outlined in our long-term plan to transform our business and deliver on our commitment to drive disciplined, profitable growth 01 Pro forma adjusted EBITDA exceeded expectations – pro forma adjusted EBITDA margin expanded by ~200 bps compared to reported non-GAAP adjusted EBITDA for 1Q 2024 02 510(k) clearance and CE Mark for TrueLok™ Elevate Transverse Bone Transport (TBT) System – first FDA-cleared device for TBT to correct non-unions and bony or soft tissue deformities or defects 03 Taking proactive steps to optimize our spine commercial channel to maximize growth opportunities and more closely align with our strategic focus 04 Prudently deploying capital and prioritizing investment in profitable growth opportunities and increased penetration of our technology and product platforms in areas where we can win 05 Q1 2025 Key Messages

Q1 2025 Results Summary

First Quarter 2025 Results Summary (in millions)		Q1 2025		Q1 2024	Constant Currency Change
Bone Growth Therapies	$	55.1	$	52.5	4.9%
Spinal Implants, Biologics, and Enabling Technologies		104.3		102.3	2.0%
Global Spine		159.4		154.8	3.0%
Global Orthopedics		29.8		27.3	11.5%
Pro forma net sales (excludes M6)	$	189.2	$	182.1	4.3%
Impact from discontinuation of M6		4.4		6.5	(31.5%)
Reported net sales	$	193.6	$	188.6	3.0%
Non-GAAP Adjusted Gross Margins		70.3%		70.3%	+5 bps
Non-GAAP Adjusted EBITDA	$	11.4	$	7.7	49.1%

Q1 2025 Total Pro Forma Net Sales $189.2M +4.3% YoY*


Global Orthopedics
$29.8M +11.5%*
Bone Growth Therapies
$55.1M +4.9%
10%
90%
International Spinal Implants, Biologics & Enabling Technologies
$10.8M (29.7%)*
U.S. Spinal Implants, Biologics & Enabling Technologies
$93.6M -0.4%
Global Spinal Implants, Biologics, & Enabling Technologies
$104.3M +2.0%*

Q1 Total Pro Forma Net Sales: $189.2M
4.3% YoY pro forma constant currency growth

Q1 Non-GAAP Pro Forma Adjusted EBITDA: $11.4M
6.0% of pro forma net sales
vs $7.7M in 1Q24; 4.1% of reported net sales

Q1 Non-GAAP Pro Forma Adjusted Gross Margin: 70.3%
vs 70.3% as reported in 1Q24

Q1 Non-GAAP Pro Forma SG&A Expense: $121.9M
64.4% of pro forma net sales
vs $123.5M in 1Q24; 65.5% of reported net sales

Q1 Non-GAAP Pro Forma R&D Expense: $14.6M
7.7% of pro forma net sales
vs $19.3M in 1Q24; 10.2% of reported net sales

* YoY Growth on a pro forma constant currency basis compared to 1Q24

8

ORTHOFIX

Q1 2025 Business Segment Highlights

BONE GROWTH THERAPIES

BGT net sales +7%*

- Successful cross-selling
- Continued focus on adding new surgeons and competitive surgeon conversions
- BGT Fracture with AccelStim™ bone growth therapy device continuing to outperform the market





SPINE

U.S. Spine Fixation net sales +5%*

- Continued to gain share in categories where we recently launched new products, including ALIF, MIS and Cervical Fusion portfolios, all of which significantly outperformed the market
- Ongoing limited market release of Reef™ L Lateral Lumbar Interbody and WaveForm™ A Interbody





ORTHOPEDICS

Global Orthopedics net sales +13%*

U.S. Orthopedics net sales +12%*

- Growth led by combination of TrueLok™ and Fitbone™ products and growth in Galaxy™ fixation product family
- TrueLok™ Elevate TBT System – limited launch ongoing – full launch planned in Q3 2025





TBT = Transverse Bone Transport
* Net sales growth is on a same sales day, constant currency basis

9

ORTHOFIX®

Comprehensive Portfolio of Transformative Solutions Improved Clinical Efficiencies and Economic Value with 7D Enabling Technology Established Distribution Channels and Extensive Global Commercial Reach Large Addressable Markets with High- Growth Opportunities Across Continuum of Care World-Class, Visionary Leadership Team with Deep Sector Expertise Expanding and Deepening Customer Relationships 10 Capitalizing on Clear Competitive Advantages

Spinal Implants

Executing Innovation and Taking Share

- Comprehensive, best-in-class spinal implants designed to work in concert with 7D Navigation and biologics to support improved clinical outcomes
- Focus on deformity correction and experts in cervical fixation and material science

Select Product Examples


Shoreline™ ACS


NorthStar™ OCT

Cervical


Mariner™ Deformity


Phoenix™ MIS


Wayfinder™

Thoracolumbar Fixation


WaveForm™ (3D Printed)


Reef™ (IBDs)


Explorer™ (Expandable)


Meridian™

Interbody

Market Overview


~$10.1B
TAM1

Thoracolumbar Fixation
- Significant share capture opportunity
- ~3% – 4% market growth rate (2025 – 2027)

Interbody
- Significant share capture opportunity
- ~3% – 4% market growth rate (2025 – 2027)

Cervical
- Significant share capture opportunity
- ~3% – 4% market growth rate (2025 – 2027)

OFIX Growth Drivers

- Sales channel optimization for growth, cross-selling, and OPEX leverage
- Pull through from lateral, cervical, and 7D earnouts
- Best-in-class implants to improve patient outcomes

Supporting Clinicians and Patients through Continuous Innovation of Procedure Solutions

[1] U.S. Total Addressable Market. Sources: iData Research Inc.; U.S. Market Report for Spinal Implants and VCF; SmartTrak US Spine Market Report; Internal OFIX estimates

11

ORTHOFIX

Bone Growth Therapies

Maximizing #1 Market Position

- Safe, effective, non-surgical alternative to aid in bone healing of fracture management and high-risk spine fusions
- Most comprehensive portfolio of bone growth stimulation devices
- Most indications on the market to aid in bone healing solutions

#1 prescribed bone growth stimulator

First to offer free recycling for patients to properly dispose their devices

PEMF technology approved since 1986

1,100,000+
Prescribed devices

Select Product Examples



PhysioStim™



AccelStim™

Complex Foot & Ankle Reconstruction and Fracture Management



CervicalStim™



SpinalStim™

Spine Fusion Therapy

Market Overview


~$0.6B
TAM[1]

Spine
- #1 Position
- ~2% – 3% market growth rate (2025 – 2027)

Fracture
- #2 Position
- ~2% – 3% market growth rate (2025 – 2027)

OFIX Growth Drivers

- Procedural selling focused on cross-selling with orthopedics and spine
- New market channels with established sales representatives
- AccelStim growth to penetrate Fracture market

Growing Above Market through Innovation and Expansion

Note: PEMF = Pulsed Electromagnetic Field. [1] U.S. Total Addressable Market.

12

ORTHOFIX

Biologics

Growing from a Position of Strength

- Full spectrum of biologic solutions to enhance fusion process and promote bone repair and growth
- Provide industry leading, best-in-class products in each of the major bone grafting categories

Select Product Examples



OsteoStrand™ Plus



OsteoSurge™ 300

Demineralized Bone Matrix



Trinity Elite™

Cellular Allograft



OsteoCove™

Synthetic



OsteoBallast™

Procedure-Specific

Market Overview


~$2.1B
TAM[1]

Demineralized Bone Matrix
- #2 Position
- ~2% – 3% market growth rate (2025 – 2027)

Cellular Allograft
- #2 Position
- ~2% – 3% market growth rate (2025 – 2027)

Synthetic
- Significant share capture opportunity
- ~2% – 3% market growth rate (2025 – 2027)

Growth Factors, Other
- Do not participate

OFIX Growth Drivers

- Opportunities in current portfolio and spine
- Product innovation with clinical research
- Disc regeneration, channel expansion options

Strategically Introducing New Products to Capture Additional Market Share

[1] Global Total Addressable Market, including Growth Factors.

13

ORTHOFIX

Orthopedics

Redefining Limb Reconstruction

- Unique portfolio of limb reconstruction solutions, addressing the most challenging orthopedic conditions in patients of all ages

Select Product Examples



TL-HEX™

Extremity Deformity Correction



TrueLok Elevate™ TBT

Limb Preservation



Fitbone™

Limb Lengthening



Galaxy Gemini™

Complex Fracture Management



Enabling Technologies - OrthoNext™

Market Overview


~$1.7B
TAM[1]

Extremity Deformity Correction & Limb Restoration
- Significant share capture opportunity
- ~5% – 6% market growth rate (2025 – 2027)

Limb Lengthening
- Significant share capture opportunity
- ~7% – 8% market growth rate (2025 – 2027)

Complex Fracture Management
- Significant share capture opportunity
- ~3% – 4% market growth rate (2025 – 2027)

OFIX Growth Drivers

- Accelerating U.S. growth and expanding position
- Global sales channel optimization through execution and focused distribution
- New product platforms with next-gen digital capabilities

Proven Leader with Room to Grow through Innovation of Hardware and Digital Solutions

14

[1] Global Total Addressable Market. TBT = Transverse Bone Transport

Complex Fracture Management Limb Lengthening Limb Preservation Extremity Deformity Correction LIMB RECON Industry leader with a unique portfolio of limb reconstruction solutions, addressing the most challenging conditions in patients of all ages ENABLING TECHNOLOGIES ENABLING TECHNOLOGIES 15 Orthopedics: Redefining the Category of Limb Reconstruction

Watch What Limb Reconstruction Looks Like For Justin REAL STORIES. REAL IMPACT. TL-HEX™ TrueLok Hexapod System Patient 16

Enabling Technologies

Empowering Excellence with Real-Time, Integrated Smart Technologies

- FLASH™ Navigation with 7D Technology, world's leading, zero-radiation[1] spine image-guided surgery system
- Allows surgeons to perform **fast, cost-effective, and radiation-free** surgery
- Pacesetting leader for open spine procedures and deformity correction

Product Example



FLASH
NAVIGATION

FLASH™ Navigation with 7D Technology

Significant Focus in Spine



Open and Percutaneous Spine Modules[2]

Market Overview



~$0.4B
TAM3

Spinal Navigation

- Significant share capture opportunity
- ~10% – 12% market growth rate (2025 – 2027)

OFIX Growth Drivers

- 7D deployments through commercial financing structures and product pull through
- Product integration with spinal implant portfolio
- Digital ecosystem expansion (pre-op planning, intra-op navigation, and post-op care)

Capturing Significant Opportunity to Leverage Technology and Expand Share in Spine

[1] Based on a pre-op CT or MRI, no intra-op radiation is required using Open Spine Module, eliminating exposure to surgeons, staff, and patients. Intra-op radiation is required for Percutaneous Module. [2] ~40% of U.S. installed base has cranial module. [3] Global Total Addressable Market.

17

ORTHOFIX

Innovation Spotlight – FLASH™ Navigation with 7D Technology



First and only image-guided surgery system featuring 7D's machine-vision technology, allowing surgeons to perform **fast, cost-effective, radiation-free IGS**


FLASH
NAVIGATION

Revolutionizing Spinal Navigation

Created Meaningful Advantages with FLASH™ Navigation with 7D Technology

- **97.8%** reduction in intraoperative radiation during adult degenerative spinal fusions[1*]
- **61%** reduction in intraoperative radiation during complex pediatric deformity spinal fusions[2*]
- **98.8%** accurate with no pedicle breach[1*]
- **94%** faster than intraoperative CT-based systems[3*]
- **63.6** minutes saved per case[4*]

Flexible Selling Models to Meet Unique Needs of Facility

- **Capital Purchase**
- **Lease**
- **Voyager Earnout Program**

"Earnout" through purchase of spine hardware and/or biologics; creating recurring revenue stream and stronger customer relationships

Technology Differentiates Portfolio While Enabling Service to Full Continuum of Surgical Care

*Not an Orthofix sponsored clinical study. [1] Malham GM, Munday NR. Comparison of novel machine vision spinal image guidance system with existing 3D fluoroscopy-based navigation system: a randomized prospective study. Spine J. 2022 Apr;22(4):561-569. doi: 10.1016/j.spinee.2021.10.002. Epub 2021 Oct 16. PMID: 34666179. [2] Comstock, Christopher P. MD; Wait, Eric MD. Novel Machine Vision Image Guidance System Significantly Reduces Procedural Time and Radiation Exposure Compared With 2-dimensional Fluoroscopy-based Guidance in Pediatric Deformity Surgery. Journal of Pediatric Orthopaedics ():10.1097/BPO.0000000000002377, March 6, 2023. | DOI: 10.1097/ BPO.0000000000002377 [3] Jakubovic R, Guha D, Gupta S, et al. High speed, high density intraoperative 3D optical topographical imaging with efficient registration to MRI and CT for craniospinal surgical navigation. Sci Rep. 2018;8:14894. doi:10.1038/s41598-018-32424-z. [4] Lim KBL, Yeo ISX, Ng SWL, Pan WJ, Lee NKL. The machine-vision image guided surgery system reduces fluoroscopy time, ionizing radiation and intraoperative blood loss in posterior spinal fusion for scoliosis. Eur Spine J. 2023 Jul 10. doi: 10.1007/s00586-023-07848-5. Epub ahead of print. PMID: 37428212.Stewart G. Visible Light Navigation in Spine Surgery: My Experience With My First 150 Cases. Int J Spine Surg. 2022 Oct;16(S2):S28-S36. doi: 10.14444/8274. Epub 2022 Aug 5. PMID: 36456113; PMCID: PMC9808787.

18

ORTHOFIX

Significant Cross-Portfolio Commercial Opportunities

Spine

- Maximize procedural selling opportunity with Biologics, 7D, and BGT

Bone Growth Therapies (BGT)

- Combined portfolio with Biologics to target Trauma surgeons
- Combine with select Orthopedics product lines
- Expanding domestically through legacy SeaSpine distribution and orthopedics
- Expand internationally via Orthopedics Channels

Biologics

- Expand cross-selling with U.S. Orthopedics channels

Orthopedics

- Maximize procedural selling opportunity with Biologics, BGT, and Enabling Technologies

Enabling Technologies (ET)

- Focus on 7D equipment placements to drive recurring implant usage
- Leverage investment and drive synergistic approach across the portfolio

19

ORTHOFIX

Looking Forward – Accelerating Our Profitable Growth Engine Advancing Toward Our Goals for Consistent Above-Market Growth, Improved Profitability, and Positive Free Cash Flow Invest in Differentiated Technologies in Areas Where We Can Win and Lead Innovation Capitalize on Multiple Access Points to Grow Business at Sustained, Above-Market Rates Operate with Discipline for Margin Expansion Improve Financial Strength and Drive Strong, Positive Cash Flow

Full-Year 2025 Guidance1 $808M – $816M Net Sales $82M – $86M Adjusted EBITDA Positive Free Cash Flow for 2025² 1 As of the Company’s Q1 2025 Earnings Call hosted on 5/6/2025. Inclusion of this information in this presentation is not a confirmation or an update of, and should not be construed or otherwise assumed to reflect any confirmation or update of, that guidance by Orthofix leadership as of any date other than 5/6/2025. Net sales range of $808 million to $816 million excludes sales from the discontinued M6 product lines and assumes a $5 million negative impact from U.S. funded non-governmental organization (NGO) business as compared to the full-year 2024. The Company’s expected net sales represent implied constant currency growth of 5.0% year-over-year at midpoint of the range. This guidance range is based on current foreign currency exchange rates and does not take into account any additional potential exchange rate changes that may occur this year. 2 Excluding impact of restructuring charges related to the discontinuation of the M6 product lines

Investment Summary – Why Invest in Orthofix? 01 Strong fundamentals with profitable growth opportunity and compelling value proposition across diverse portfolio 02 More focused commercial strategy with robust innovation pipeline complemented by successful cross-selling 03 New leadership team well-positioned to implement strategic vision and achieve sustainable, profitable growth across portfolio 04 Improved operational execution to drive toward profitability objectives and positive free cash flow 05 Long-term financial targets reflect confidence in sustainable growth trends and commercial strategy and execution

For additional information, please contact: Julie Dewey, IRC Chief IR & Communications Officer juliedewey@orthofix.com 209-613-6945 www.Orthofix.com NASDAQ: OFIX

Financial and Non-GAAP Reconciliation Tables Appendix

Net Sales by Major Product Category by Reporting Segment * Results above for each of Spinal Implants, Biologics, and Enabling Technologies; Global Spine; and Pro forma net sales exclude the impact from discontinuation of the M6 product lines. Since Pro forma net sales represent a non-GAAP measure, see the reconciliation above of the Company’s Pro forma net sales to its reported figures under U.S. GAAP. The Company’s reported figures under U.S. GAAP represent each of the pro forma line items discussed above plus the impact from discontinuation of the M6 product lines.     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in millions)   2025     2024     Change     Constant Currency Change   Bone Growth Therapies   $ 55.1     $ 52.5       4.9%     4.9 % Spinal Implants, Biologics and Enabling Technologies*     104.3       102.3       2.0%     2.0 % Global Spine*     159.4       154.8       3.0%     3.0 % Global Orthopedics     29.8       27.3       9.1%     11.5 % Pro forma net sales*     189.2       182.1       3.9%     4.3 % Impact from discontinuation of M6 product lines     4.4       6.5       (31.9%)     (31.5%) Reported net sales   $ 193.6     $ 188.6       2.7%     3.0%

Condensed Consolidated Balance Sheets

Condensed Consolidated Statements of Operations     Three Months Ended       March 31,   (Unaudited, U.S. Dollars, in thousands, except share and per share data)   2025     2024           Net sales   $ 193,646     $ 188,608   Cost of sales     72,027       61,366   Gross profit     121,619       127,242   Sales, general, and administrative     132,981       131,691   Research and development     19,766       19,492   Acquisition-related amortization, impairment, and remeasurement     17,745       5,396   Operating loss     (48,873)     (29,337) Interest expense, net     (4,506)     (4,558) Other income (expense), net     1,246       (1,274) Loss before income taxes     (52,133)     (35,169) Income tax expense     (961)     (851) Net loss   $ (53,094)   $ (36,020)               Net loss per common share:             Basic   $ (1.35)   $ (0.95) Diluted     (1.35)     (0.95) Weighted average number of common shares (in millions):             Basic     39.2       37.7   Diluted     39.2       37.7

Adjusted Gross Profit and Adjusted Gross Margin     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2025     2024   Gross profit   $ 121,619     $ 127,242   Share-based compensation expense     462       537   SeaSpine merger-related costs     600       1,303   Restructuring costs and impairments related to M6 product lines     10,919       —   Strategic investments     13       65   Acquisition-related fair value adjustments     —       3,047   Amortization/depreciation of acquired long-lived assets     313       318   Adjusted gross profit   $ 133,926     $ 132,512   Adjusted gross margin as a percentage of reported net sales     69.2%     70.3 % Adjusted gross profit attributable to M6 product lines     (906)     (2,895) Pro forma adjusted gross profit   $ 133,020     $ 129,617   Pro forma adjusted gross margin as a percentage of pro forma net sales     70.3%     71.2%

Adjusted EBITDA     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2025     2024   Net loss   $ (53,094)   $ (36,020) Income tax expense     961       851   Interest expense, net     4,506       4,558   Depreciation and amortization     34,431       14,862   Share-based compensation expense     6,469       8,800   Foreign exchange impact     (1,044)     1,588   SeaSpine merger-related costs     1,130       4,479   Restructuring costs and impairments related to M6 product lines     9,880       —   Strategic investments     3,514       120   Acquisition-related fair value adjustments     (610)     4,217   Interest and loss on investments     —       (260) Litigation and investigation costs     3,042       2,260   Succession charges     —       2,210   Adjusted EBITDA   $ 9,185     $ 7,665   Adjusted EBITDA as a percentage of reported net sales     4.7%     4.1 % Operating losses attributable to M6 product lines     2,246       1,854   Pro forma adjusted EBITDA   $ 11,431     $ 9,519   Adjusted EBITDA as a percentage of pro forma net sales     6.0%     5.2%

Adjusted Net Income (Loss)     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2025     2024   Net loss   $ (53,094)   $ (36,020) Share-based compensation expense     6,469       8,800   Foreign exchange impact     (1,044)     1,588   SeaSpine merger-related costs     1,474       4,848   Restructuring costs and impairments related to M6 product lines     30,204       —   Strategic investments     3,543       126   Acquisition-related fair value adjustments     (610)     4,217   Amortization/depreciation of acquired long-lived assets     4,632       4,792   Litigation and investigation costs     3,042       2,260   Succession charges     —       2,210   Interest and loss on investments     —       (260) Long-term income tax rate adjustment     2,200       2,696   Adjusted net loss   $ (3,184)   $ (4,743) Operating losses attributable to M6 product lines     2,688       2,400   Long-term income tax rate adjustment for M6 product lines     (753)     (672) Pro forma adjusted net loss   $ (1,249)   $ (3,015)

Cash Flow and Free Cash Flow     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2025     2024   Net cash from operating activities   $ (18,391)   $ (18,595) Net cash from investing activities     (6,736)     (10,867) Net cash from financing activities     (651)     21,453   Effect of exchange rate changes on cash     493       (284) Net change in cash and cash equivalents   $ (25,285)   $ (8,293)     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2025     2024   Net cash from operating activities   $ (18,391)   $ (18,595) Capital expenditures     (6,736)     (10,817) Free cash flow   $ (25,127)   $ (29,412)

Adjusted Sales, General and Administrative Expense     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2025     2024   Sales, general, and administrative   $ 132,981     $ 131,691   Reconciling items impacting sales, general, and administrative:             Restructuring costs and impairments related to M6 product lines     (3,336)     —   Strategic investments     (2,304)     (3,431) Amortization/depreciation of acquired long-lived assets     (60)     (248) Litigation and investigation costs     (3,042)     (2,260) Succession charges     —       (2,210) Sales, general, and administrative expense, as adjusted   $ 124,239     $ 123,542   As a percentage of reported net sales     64.2%     65.5 % Sales, general, and administrative expense attributable to M6 product lines     (2,388)     (4,155) Pro forma sales, general, and administrative expense, as adjusted   $ 121,851     $ 119,387   As a percentage of pro forma net sales     64.4%     65.6%

Adjusted Research and Development Expense     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2025     2024   Research and development expense, as reported   $ 19,766     $ 19,492   Reconciling items impacting research and development:             Restructuring costs and impairments related to M6 product lines     (1,852)     —   Strategic investments     (2,099)     (237) Research and development expense, as adjusted   $ 15,815     $ 19,255   As a percentage of reported net sales     8.2%     10.2 % Research and development expense attributable to M6 product lines     (1,192)     (2,236) Pro forma research and development expense, as adjusted   $ 14,623     $ 17,019   As a percentage of pro forma net sales     7.7%     9.3%

Adjusted Non-Operating Expense     Three Months Ended March 31,   (Unaudited, U.S. Dollars, in thousands)   2025     2024   Non-operating expense   $ 3,260     $ 5,832   Reconciling items impacting non-operating expense:             Foreign exchange impact     1,044       (1,588) Interest and loss on investments     —       283   Non-operating expense, as adjusted   $ 4,304     $ 4,527   As a percentage of reported net sales     2.2%     2.4 % Losses attributable to M6 product lines     (15)     (47) Pro forma non-operating expense, as adjusted   $ 4,289     $ 4,480   As a percentage of pro forma net sales     2.3%     2.5%

2024 Pro Forma Financial Statements – M6 Product Lines     Three Months Ended   Three Months Ended   Year Ended (Unaudited, U.S. Dollars, in thousands)   March 31, 2025   March 31, 2024   June 30, 2024   September 30, 2024   December 31, 2024   December 31, 2024 Net sales   $ 4,443   $ 6,520   $ 5,804   $ 5,328   $ 5,792   $ 23,444 Cost of sales   14,457   3,638   2,874   3,137   2,514   12,163 Gross profit   (10,014)   2,882   2,930   2,191   3,278   11,281 Sales, general, and administrative   5,723   3,283   2,883   2,547   2,792   11,505 Research and development   3,044   2,091   2,320   2,099   2,120   8,630 Acquisition-related amortization and remeasurement   14,097   980   980   980   980   3,920 Operating loss   (32,878)   (3,472)   (3,253)   (3,435)   (2,614)   (12,774) Interest expense, net   (5)   (5)   (5)   (5)   (5)   (20) Other income (expense), net   (10)   (42)   (13)   (18)   (51)   (124) Loss before income taxes   (32,893)   (3,519)   (3,271)   (3,458)   (2,670)   (12,918) Income tax expense   —   —   —   —   —   — Net loss   $ (32,893)   $ (3,519)   $ (3,271)   $ (3,458)   $ (2,670)   $ (12,918)

2024 Pro Forma Non-GAAP Adjusted EBITDA – M6 Product Lines     Three Months Ended   Three Months Ended   Year Ended (Unaudited, U.S. Dollars, in thousands)   March 31, 2025   March 31, 2024   June 30, 2024   September 30, 2024   December 31, 2024   December 31, 2024 Net loss   $ (32,893)   $ (3,519)   $ (3,271)   $ (3,458)   $ (2,670)   $ (12,918) Interest expense, net   5   5   5   5   5   20 Depreciation and amortization   20,762   1,521   1,426   1,393   1,432   5,772 Share-based compensation expense   —   111   95   88   79   373 Foreign exchange impact   —   11   —   4   42   57 SeaSpine merger-related costs   —   17   (49)   304   53   325 Restructuring costs and impairments related to M6 product lines   9,880   —   —   —   —   — Adjusted EBITDA   $ (2,246)   $ (1,854)   $ (1,794)   $ (1,664)   $ (1,059)   $ (6,371)

2024 Pro Forma Non-GAAP Adjusted Net Loss and Adjusted Gross Margin – M6 Product Lines

(Unaudited, U.S. Dollars, in thousands)	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024	Three Months Ended June 30, 2024	Three Months Ended September 30, 2024	Three Months Ended December 31, 2024	Year Ended December 31, 2024
Net loss	$ (32,893)	$ (3,519)	$ (3,271)	$ (3,458)	$ (2,670)	$ (12,918)
Share-based compensation expense	—	111	95	88	79	373
Foreign exchange impact	—	11	—	4	42	57
SeaSpine merger-related costs	—	17	(49)	304	34	306
Amortization/depreciation of acquired long-lived assets	20,325	980	980	980	980	3,920
Restructuring costs and impairments related to M6 product lines	9,880	—	—	—	—	—
Long-term income tax rate adjustment	753	672	629	583	429	2,313
Adjusted net loss	**$ (1,935)**	**$ (1,728)**	**$ (1,616)**	**$ (1,499)**	**$ (1,106)**	**$ (5,949)**

(Unaudited, U.S. Dollars, in thousands)	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024	Three Months Ended June 30, 2024	Three Months Ended September 30, 2024	Three Months Ended December 31, 2024	Year Ended December 31, 2024
Gross profit	$ (10,014)	$ 2,882	$ 2,930	$ 2,191	$ 3,278	$ 11,281
Share-Based Compensation Expense	—	13	13	12	9	47
SeaSpine Merger-Related Costs	—	—	—	198	29	227
Restructuring costs and impairments related to M6 product lines	10,920	—	—	—	—	—
Adjusted gross profit	**$ 906**	**$ 2,895**	**$ 2,943**	**$ 2,401**	**$ 3,316**	**$ 11,555**
Adjusted gross margin as a percentage of net sales	*20.4%*	*44.4%*	*50.7%*	*45.1%*	*57.3%*	*49.3%*

37

ORTHOFIX®